Selling, general and administrative expenses	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Selling, general and administrative expenses
2.3 Selling, general and administrative expenses

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2025	2024	2025	2024

Distribution expenses	(85.3)	(71.1)	(164.9)	(142.0)
Selling expenses	(60.8)	(41.2)	(121.5)	(75.6)
Marketing expenses	(89.7)	(70.3)	(170.5)	(131.8)
Share-based compensation	(10.9)	(17.1)	(25.5)	(33.9)
General and administrative expenses	(121.3)	(93.1)	(243.9)	(174.4)
Selling, general and administrative expenses	(368.0)	(292.9)	(726.3)	(557.7)

The overall increase in selling expenses during the three and six-month comparative periods is driven by additional expenses incurred as a result of our expanding retail footprint, primarily due to retail store-related personnel costs and depreciation. The overall increase in general and administrative expenses during the three and six-month comparative periods are driven by higher IT and technology related expenses, including the consolidation of our technology teams and resources. The overall increase in marketing expenses and increase in distribution expenses during the three and six-month comparative periods are in line with higher net sales.
In the six-month period ended June 30, 2025, selling, general and administrative expenses include depreciation and amortization of non-current assets in the amount of CHF 55.6 million (six-month period ended June 30, 2024: CHF 44.0 million). In addition, depreciation charges for production tools in the amount of CHF 5.1 million (six-month period ended June 30, 2024: CHF 4.4 million) are reported in cost of sales.
Total personnel expenses, excluding any costs related to share-based compensation, amount to CHF 182.0 million in the six-month period ended June 30, 2025 and CHF 131.4 million in the six-month period ended June 30, 2024.